UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 18, 2004

IMCLONE SYSTEMS INCORPORATED

(Exact name of Registrant as Specified in Charter)

Delaware	0-19612	04-2834797
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 Varick Street, 6th Floor
New York, New York 10014

(Address of Principal Executive Offices) (Zip Code)

(212) 645-1405

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5.                                                         Other Events and Required FD Disclosure

On June 18, 2004, ImClone Systems Incorporated (the “Company”) announced that the U.S. Food and Drug Administration has approved the Company’s Chemistry, Manufacturing and Controls supplemental Biologics License Application for licensure of its manufacturing facility (referred to as BB36).

The text of this press release, which is attached as Exhibit 99.1, is incorporated by reference herein in its entirety.

Item 7.                                                           Financial Statements, Pro Forma Financial Information and Exhibits

(c)           Exhibits

Exhibit No.	Exhibit Title

99.1	Press release of ImClone Systems Incorporated dated June 18, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMCLONE SYSTEMS INCORPORATED

	By:	/s/ Clifford R. Saffron
		Name:	Clifford R. Saffron
		Title:	Senior Vice President, Legal and General Counsel

Date: June 21, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Press release of ImClone Systems Incorporated dated June 18, 2004.